UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2020

CONVERSION LABS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-55857	76-0238453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Third Avenue, Suite 2800

New York, NY 10022

(Address of principal executive offices, including zip code)

(866) 351-5907

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01.	Other Events.

As previously reported in a Current Report on Form 8-K filed on June 7, 2019, Conversion Labs, Inc. (the “Company”) entered into that certain operating agreement (the “Operating Agreement”) of Conversion Labs RX, LLC, a Puerto Rico limited liability company (“CLRX”), by and among the Company, Conversion Labs PR, LLC (“CLPR”), Harborside Advisors, LLC (“Harborside”), Happy Walters, an individual (“Walters”), and David Hanig, an individual (“Hanig”).

In connection with the formation of CLRX, the Company, CLRX and Specialty Drugstore Inc. (d/b/a GoGoMeds), an Ohio corporation (“GoGoMeds”), entered into that certain non-exclusive Strategic Partnership Agreement (the “Strategic Partnership Agreement”) whereby CLRX was to use its e-commerce platform to provide telemedicine services and offer prescription drugs directly to consumers in all 50 states (when appropriate) through GoGoMeds’ online pharmacy infrastructure.

Since its inception and through August 7, 2020 (“Effective Date”), CLRX did not have any assets and never commenced operations. The Company’s online pharmacy and telemedicine business is currently conducted through its wholly owned operating subsidiary, Conversion Labs PR, LLC. The Strategic Partnership Agreement with GoGoMeds is no longer considered material and was terminated. Further, on the Effective Date, the Company completed the dissolution of CLRX after CLRX filed a Certificate of Dissolution with the Secretary of State of the Government of Puerto Rico effectively terminating the Operating Agreement. The dissolution of CLRX was effective immediately upon the filing of such certificate.

Further, in connection with the formation of CLRX, the Company entered into a consulting agreement with Harborside (the “Harborside Consulting Agreement”) pursuant to which Harborside was to assist the Company with the general operations of the CLRX business. This was to include, but not be limited to, marketing and branding of products and liaising with the Company’s business partners, representatives or affiliates in connection the Company’s telemedicine business. No services were ever provided under the Harborside Consulting Agreement and no consideration was paid for such services. Accordingly, the Harborside Consulting Agreement has been terminated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONVERSION LABS, INC.

Date: August 17, 2020	By:	/s/ Justin Schreiber
	Name:	Justin Schreiber
	Title:	Chief Executive Officer